                                                            Exhibit 6








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



                                JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons names below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Riddell Sports Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 8th day of May, 1996.


M.L.C. PARTNERS LIMITED                       ROBERT HOLDINGS, INC.
PARTNERSHIP
                                             By: /s/ Robert E. Nederlander
                                                 ______________________
        Robert Holdings, Inc.                      Robert E. Nederlander
Its:    General Partner                            President

By: /s/ Robert E. Nederlander
    _________________________
      Robert E. Nederlander                  LENNY CORP.
      President
                                              By: /s/ Leonard Toboroff
                                                  ______________________
LEONARD TOBOROFF, P.C.                              Leonard Toboroff
DEFINED BENEFIT PLAN                                President

                                                  /s/ Leonard Toboroff
                                                  _______________________
By: /s/ Leonard Toboroff                            Leonard Toboroff
    _______________________
      Leonard Toboroff
      Trustee                                     /s/ Robert E. Nederlander
                                                   _______________________
                                                    Robert E. Nederlander
    /s/ David Mauer
    _______________________
      David Mauer                                 /s/ John McConnaughy, Jr.
                                                 ______________________
                                                    John McConnaughy, Jr.
    /s/ Dan Cougill
   _______________________
      Dan Cougill
                                                QEN, INC.

JEMC CORP.                                      By: /s/ Robert E. Nederlander
                                                    _____________________
                                                       Robert E. Nederlander
By: /s/ John McConnaughty, Jr.                         President
    ______________________
      John McConnaughy, Jr.
      President
                                                R.E.R. CORP.

                                                By:  /s/ Robert E. Nederlander
                                                    _____________________
                                                       Robert E. Nederlander
                                                       President



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